UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016

Imprimis Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 704-4040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mark L. Baum, Chief Executive Officer

On April 25, 2016, Imprimis Pharmaceuticals Inc. (the “Company”) entered into an employment agreement (the “Baum Agreement”) with Mark L. Baum with respect to his employment as Chief Executive Officer. This new agreement replaces his 2012 employment agreement, as amended, with the Company. Mr. Baum’s employment with the Company is at-will and may be terminated either by Mr. Baum or the Company at any time for any reason or for no reason. The Baum Agreement provides for an initial annual base salary of $388,000 (“Base Salary”) and a target annual bonus incentive under the Company’s Management Incentive Plan of 60% of his Base Salary (“Annual Bonus”).

In connection with the Baum Agreement, on April 1, 2016, Mr. Baum received a grant of stock options to purchase up to 180,000 shares of the Company’s common stock (the “Baum Options”), subject to the terms of the Company’s Amended and Restated 2007 Incentive Stock and Awards Plan (the “Plan”). The Baum Options are exercisable for a period of 10 years from the date of grant at a price of $3.95 per share, the fair market value of the Company’s common stock as of the date of grant, and vest in equal quarterly installments of 15,000 shares, on the first twelve quarterly anniversaries of the grant date, subject to Mr. Baum’s continued employment with the Company. Should Mr. Baum’s employment be terminated by the Company without Cause (as defined in the Baum Agreement) or should Mr. Baum terminate his employment with the Company for Good Reason (as defined in the Baum Agreement) (each an “Involuntarily Termination”), any unvested Baum Options shall be accelerated as if Mr. Baum had completed an additional 18 months of employment with the Company as of the date of such Involuntary Termination. In addition, Mr. Baum will receive an extension to exercise his vested options until the earlier of the original expiration date and 18 months following the date of his Involuntary Termination. Furthermore, in the event of an Involuntary Termination of Mr. Baum’s employment within one month prior to, or 12 months following, a Change in Control (as defined in the Plan), any unvested Baum Options shall be deemed fully vested as of the date of such Involuntary Termination.

In connection with the Baum Agreement, Mr. Baum was also granted a performance-based restricted stock unit award (the “Baum Performance Equity Award”) of up to 1,050,000 performance stock units. These performance stock units will vest on the fifth anniversary of the grant date, subject to Mr. Baum’s continued employment with the Company, and may vest earlier if the Company achieves and maintains certain stock price targets during the five year period following the grant date, or upon a Change in Control if the Baum Performance Equity Award is not assumed, continued or substituted for by the acquiring entity. If Mr. Baum’s employment is terminated by the Company, for any reason or no reason, any unvested portion of the Baum Performance Equity Award will be forfeited. Notwithstanding the foregoing, in the event of an Involuntarily Termination of Mr. Baum’s employment occurring more than 30 days prior to the fifth anniversary of the grant date, the Baum Performance Equity Awards will remain eligible to vest pursuant to their terms for a period of 18 months following Mr. Baum’s Involuntary Termination, provided that such 18 month period will not extend beyond the day before the fifth anniversary of the grant date. In the event of an Involuntary Termination of Mr. Baum’s employment within one month prior to, or 12 months following a Change in Control, any unvested portion of the Baum Performance Equity Award will accelerate in full based on the performance standards at the time of such Involuntary Termination as set forth in the award. In connection with the grant of the Baum Performance Equity Award, Mr. Baum and the Company agreed that those 1,050,000 performance stock units granted to Mr. Baum on May 2, 2013 shall be cancelled in their entirety as of the date of the Baum Agreement.

Also in connection with the Baum Agreement, Mr. Baum and the Company entered into a retention letter agreement (the “Baum Retention Letter Agreement”) that provides upon the closing of an event of a Change of Control (as defined in the Plan) within five years of the date of the Baum Agreement, Mr. Baum will be entitled to receive a retention bonus ranging from 1.5% of the Change in Control Consideration (as defined in the Baum Retention Letter Agreement) to 0.7% of the Change in Control Consideration depending on when the closing of a Change of Control occurs (e.g., the sooner the Change of Control, the higher the retention bonus percentage). Payment of the retention bonus is subject to Mr. Baum’s continuous employment through the closing of the Change in Control or an Involuntarily Termination of his employment on or before the closing of the Change in Control. Mr. Baum and the Company agreed that the Baum Retention Letter Agreement supersedes the previous retention letter agreement, dated July 31, 2015, between the parties.

In the event of an Involuntarily Termination of Mr. Baum’s employment with the Company, Mr. Baum will be entitled to (i) a severance payment equal to the sum of 12 months of his then Base Salary plus the greater of his (x) Annual Bonus for the preceding calendar year or (y) target Annual Bonus for the year in which the termination occurs; (ii) his Annual Bonus for the year in which the termination occurs, determined based on actual results for such year, pro-rated up until the date of his termination; and (iii) continued group health plan coverage through COBRA for a period of up to 12 months. Notwithstanding the foregoing, should an Involuntary Termination of Mr. Baum’s employment occur within one month prior to, or 12 months following a Change in Control, Mr. Baum shall be entitled to (i) a severance payment equal to the sum of 18 months of his then Base Salary plus the greater of his (x) Annual Bonus for the preceding calendar year or (y) target Annual Bonus for the year in which the termination occurs; (ii) his Annual Bonus for the year in which the termination occurs, determined based on actual results for such year, pro-rated up until the date of his termination; and (iii) continued group health plan coverage through COBRA for a period of up to 18 months.

The Baum Agreement also contains customary confidentiality, non-compete and invention assignment provisions. The full terms and conditions of the Baum Employment Agreement, the Baum Performance Equity Award and the Baum Retention Letter Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, are incorporated by reference into this Item 5.02.

Andrew R. Boll, Chief Financial Officer and Corporate Secretary

On April 25, 2016, the Company entered into an employment agreement (the “Boll Agreement”) with Andrew R. Boll with respect to his employment as Chief Financial Officer and Corporate Secretary. This new agreement replaces his 2012 employment agreement, as amended, with the Company. Mr. Boll’s employment with the Company is at-will and may be terminated either by Mr. Boll or the Company at any time for any reason or for no reason. The Boll Agreement provides for an initial annual base salary of $250,000 (“Base Salary”) and a target annual bonus incentive under the Company’s Management Incentive Plan of 50% of his Base Salary (“Annual Bonus”).

In connection with the Boll Agreement, on April 1, 2016, Mr. Boll received a grant of stock options to purchase up to 60,000 shares of the Company’s common stock (the “Boll Options”), subject to the terms of the Plan. The Boll Options are exercisable for a period of 10 years from the date of grant at a price of $3.95 per share, the fair market value of the Company’s common stock as of the date of grant, and vest in equal quarterly installments of 5,000 shares, on the first twelve quarterly anniversaries of the grant date, subject to Mr. Boll’s continued employment with the Company. Should Mr. Boll’s employment be terminated by the Company without Cause (as defined in the Boll Agreement) or should Mr. Boll terminate his employment with the Company for Good Reason (as defined in the Boll Agreement) (each an “Involuntarily Termination”), any unvested Boll Options shall be accelerated as if Mr. Boll had completed an additional 12 months of employment with the Company as of the date of such Involuntary Termination. In addition, Mr. Boll will receive an extension to exercise his vested options until the earlier of the original expiration date and 12 months following the date of his Involuntary Termination. Furthermore, in the event of an Involuntary Termination of Mr. Boll’s employment within one month prior to, or 12 months following a Change in Control (as defined in the Plan), any unvested Boll Options shall be deemed fully vested as of the date of such Involuntary Termination.

In connection with the Boll Agreement, Mr. Boll was also granted a performance-based restricted stock unit award (the “Boll Performance Equity Award”) of up to 157,500 performance stock units. These performance stock units will vest on the fifth anniversary of the grant date, subject to Mr. Boll’s continued employment with the Company, and may vest earlier if the Company achieves and maintains certain stock price targets during the five year period following the grant date, or upon a Change in Control if the Boll Performance Equity Award is not assumed, continued or substituted for by the acquiring entity. If Mr. Boll’s employment is terminated by the Company, for any reason or no reason, any unvested portion of the Boll Performance Equity Award will be forfeited. Notwithstanding the foregoing, in the event of an Involuntarily Termination of Mr. Boll’s employment occurring more than 30 days prior to the fifth anniversary of the grant date, the Boll Performance Equity Awards will remain eligible to vest pursuant to their terms for a period of 12 months following Mr. Boll’s Involuntary Termination, provided that such 12 month period will not extend beyond the day before the fifth anniversary of the grant date. Furthermore, in the event of an Involuntary Termination of Mr. Boll’s employment within one month prior to, or 12 months following a Change in Control, any unvested portion of the Boll Performance Equity Award will accelerate in full based on the performance standards at the time of such Involuntary Termination as set forth in the award. In connection with the grant of the Boll Performance Equity Award, Mr. Boll and the Company agreed that those 157,500 performance stock units granted to Mr. Boll on February 1, 2015 shall be cancelled in their entirety as of the date of the Boll Agreement.

Also, in connection with the Boll Agreement, Mr. Boll and the Company entered into a retention letter agreement (the “Boll Retention Letter Agreement”) that provides upon the closing of an event of a Change of Control (as defined in the Plan) within five years of the date of the Boll Agreement, Mr. Boll will be entitled to receive a retention bonus ranging from 1.0% of the Change in Control Consideration (as defined in the Boll Retention Letter Agreement) to 0.2% of the Change in Control Consideration depending on when the closing of a Change of Control occurs (e.g., the sooner the Change of Control, the higher the retention bonus percentage). Payment of the retention bonus is subject to Mr. Boll’s continuous employment through the closing of the Change in Control or an Involuntarily Termination of his employment on or before the closing of the Change in Control.

In the event of an Involuntarily Termination of Mr. Boll’s employment with the Company, Mr. Boll will be entitled to (i) a severance payment equal to the sum of six months of his then Base Salary plus the greater of his (x) Annual Bonus for the preceding calendar year or (y) target Annual Bonus for the year in which the termination occurs; (ii) his Annual Bonus for the year in which the termination occurs, determined based on actual results for such year, pro-rated up until the date of his termination; and (iii) continued group health plan coverage through COBRA for a period of up to 6 months. Notwithstanding the foregoing, should an Involuntary Termination of Mr. Boll’s employment occur within one month prior to, or 12 months following, a Change in Control, Mr. Boll shall be entitled to (i) a severance payment equal to the sum of 12 months of his then Base Salary plus the greater of his (x) Annual Bonus for the preceding calendar year or (y) target Annual Bonus for the year in which the termination occurs; (ii) his Annual Bonus for the year in which the termination occurs, determined based on actual results for such year, pro-rated up until the date of his termination; and (iii) continued group health plan coverage through COBRA for a period of up to 12 months.

The Boll Agreement also contains customary confidentiality, non-compete and invention assignment provisions. The full terms and conditions of the Boll Employment Agreement, the Boll Performance Equity Award and the Boll Retention Letter Agreement, copies of which are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, are incorporated by reference into this Item 5.02.

John P. Saharek, Chief Commercial Officer

On April 25, 2016, the Company entered into an employment agreement (the “Saharek Agreement”) with John P. Saharek with respect to his employment as Chief Commercial Officer. This new agreement replaces his 2012 employment agreement, as amended, with the Company. Mr. Saharek’s employment with the Company is at-will and may be terminated either by Mr. Saharek or the Company at any time for any reason or for no reason. The Saharek Agreement provides for an initial annual base salary of $260,000 (“Base Salary”) and a target annual bonus incentive under the Company’s Management Incentive Plan of 50% of his Base Salary (“Annual Bonus”).

In connection with the Saharek Agreement, on April 1, 2016, Mr. Saharek received a grant of stock options to purchase up to 60,000 shares of the Company’s common stock (the “Saharek Options”), subject to the terms of the Plan. The Saharek Options are exercisable for a period of 10 years from the date of grant at a price of $3.95 per share, the fair market value of the Company’s common stock as of the date of grant, and vest in equal quarterly installments of 5,000 shares, on the first twelve quarterly anniversaries of the grant date, subject to Mr. Saharek’s continued employment with the Company. Should Mr. Saharek’s employment be terminated by the Company without Cause (as defined in the Saharek Agreement) or should Mr. Saharek terminate his employment with the Company for Good Reason (as defined in the Saharek Agreement) (each an “Involuntarily Termination”), any unvested Saharek Options shall be accelerated as if Mr. Saharek had completed an additional 12 months of employment with the Company as of the date of such Involuntary Termination. In addition, Mr. Saharek will receive an extension to exercise his vested options until the earlier of the original expiration date and 12 months following the date of his Involuntary Termination. Furthermore, in the event of an Involuntary Termination of Mr. Saharek’s employment within one month prior to, or 12 months following a Change in Control (as defined in the Plan), any unvested Saharek Options shall be deemed fully vested as of the date of such Involuntary Termination.

Also, in connection with the Saharek Agreement, Mr. Saharek and the Company entered into a retention letter agreement (the “Saharek Retention Letter Agreement”) that provides upon the closing of an event of a Change of Control (as defined in the Plan) within two years of the date of the Saharek Agreement, Mr. Saharek will be entitled to receive a retention bonus ranging from 0.5% of the Change in Control Consideration (as defined in the Saharek Retention Letter Agreement) to 0.25% of the Change in Control Consideration depending on when the closing of a Change of Control occurs (e.g., the sooner the Change of Control, the higher the retention bonus percentage). Payment of the retention bonus is subject to Mr. Saharek’s continuous employment through the closing of the Change in Control or an Involuntarily Termination of his employment on or before the closing of the Change in Control.

In the event of an Involuntarily Termination of Mr. Saharek’s employment with the Company, Mr. Saharek will be entitled to (i) a severance payment equal to the sum of six months of his then Base Salary plus the greater of his (x) Annual Bonus for the preceding calendar year or (y) target Annual Bonus for the year in which the termination occurs; (ii) his Annual Bonus for the year in which the termination occurs, determined based on actual results for such year, pro-rated up until the date of his termination; and (iii) continued group health plan coverage through COBRA for a period of up to 6 months. Notwithstanding the foregoing, should an Involuntary Termination of Mr. Saharek’s employment occur within one month prior to, or 12 months following a Change in Control, Mr. Saharek shall be entitled to (i) a severance payment equal to the sum of 12 months of his then Base Salary plus the greater of his (x) Annual Bonus for the preceding calendar year or (y) target Annual Bonus for the year in which the termination occurs; (ii) his Annual Bonus for the year in which the termination occurs, determined based on actual results for such year, pro-rated up until the date of his termination; and (iii) continued group health plan coverage through COBRA for a period of up to 12 months.

The Saharek Agreement also contains customary confidentiality, non-compete and invention assignment provisions. The full terms and conditions of the Saharek Employment Agreement and the Saharek Retention Letter Agreement, copies of which are attached hereto as Exhibits 10.7 and 10.8, respectively, are incorporated by reference into this Item 5.02.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and Mark L. Baum

10.2	Performance Stock Units Agreement, effective as of April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and Mark L. Baum

10.3	Retention Letter Agreement, dated April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and Mark L. Baum

10.4	Employment Agreement, dated as of April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and Andrew R. Boll

10.5	Performance Stock Units Award Agreement, effective as of April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and Andrew R. Boll

10.6	Retention Letter Agreement, dated April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and Andrew R. Boll

10.7	Employment Agreement, dated as of April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and John P. Saharek

10.8	Retention Letter Agreement, dated April 25, 2016, by and between Imprimis Pharmaceuticals, Inc. and John P. Saharek

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imprimis Pharmaceuticals, Inc.

Date: April 26, 2016	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer